EXHIBIT 10.47

NEXMED, INC.
SUBSCRIPTION AGREEMENT
AND INSTRUCTIONS

NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO A CLOSING OF THE OFFERING.  NEXMED, INC. (THE “COMPANY”) RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT ANY PROSPECTIVE PURCHASER LESS THAN THE AMOUNT SUBSCRIBED FOR BY SUCH PROSPECTIVE PURCHASER.  ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MAY NOT BE RELIED UPON.

Please read the Subscription Agreement carefully.  In order to subscribe you must:

1.	Check the appropriate boxes in the Subscription Agreement on pages 13 and 14.

2.	Sign and complete the appropriate signature page to the Subscription Agreement.

3.	Sign and complete the Internal Revenue Service Form W-9 or, if applicable, Form W-8BEN (applicable for non-US investors).

4.	Sign and complete the enclosed Investor Suitability Questionnaire.

5.	Return the above materials along with payment to:

NexMed, Inc.
c/o Goodwin Procter LLP
4365 Executive Drive, 3rd Floor
San Diego, California 92121
Attn: Ryan A. Murr, Esq.
Facsimile: +1 (858) 457-1255

Checks for the amount subscribed (as indicated on the signature page of the Subscription Agreement) should be made payable to “NexMed, Inc.” and will be held until closing, at which time they will be cashed by NexMed.

Alternatively, payment can be made by wire transfer to the following client trust account maintained by NexMed’s legal counsel Goodwin Procter, LLP, which funds will similarly be distributed to NexMed upon the closing of the transaction:

Citizens Bank
Riverside, R.I.,
ABA#
Swift #
Account name:  Goodwin Procter LLP

Account number #
Reference:    NexMed, Inc. (attn: Ryan Murr)

The Company will notify investors as to the date and time of any initial closing and/or final closing of the transaction.

6.	Each prospective purchaser may be required to provide such additional information as the Company shall reasonably request. In this connection, please note:

(a)	A partnership may be required to provide a copy, among other items, of its partnership agreement, as amended, as well as all other documents that authorize the partnership to invest in the Company.

(b)
A corporation may be required to provide a copy, among other items, of its Certificate of Incorporation and Bylaws, as amended, in effect, as well as all other documents that authorize the corporation to invest in the Company.

(c)
A trust may be required to provide a copy, among other items, of its Declaration of Trust or other governing instrument, as amended, as well as other documents that authorize the trust to invest in the Company.

NEXMED, INC.

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

1.           Subscription; Payment.  The undersigned (referred to herein as “Investor”), intending to be legally bound under this Subscription Agreement (the “Agreement”), hereby irrevocably agrees to purchase from NexMed, Inc., a Nevada corporation (the “Company”), this subscription (the “Subscription”) to purchase the unsecured promissory note of the Company (the “Note,” and, together with this Agreement, the “Transaction Agreements”)), in the form attached hereto as Exhibit A, in an aggregate principal amount set forth on the signature page attached hereto (the “Capital Commitment”).

Investor shall either:  (i) enclose herewith a certified or official bank check payable to the Company or (ii) transmit by wire transfer the amount of the Capital Commitment.  The Company shall deposit all proceeds received for the Subscription in an account maintained by the Company, pending acceptance of the Subscription.

2.           Acceptance of Subscription; Closing.  The Investor understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription in whole or in part, notwithstanding prior receipt by Investor of notice of acceptance.  If this Subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the Investor without interest or deduction and this Subscription Agreement shall thereafter be of no further force or effect.  If the Subscription is accepted in whole or in part, the Company shall notify the Investor of the date(s) of the closing of the purchase and sale of the Notes (each, a “Closing”), which Closing shall occur after the close of market at the offices of the Company.

At Closing, the Company shall deliver to the Investor a Note evidencing the Capital Commitment, with the original Note to be delivered promptly following the Closing.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor as of the date of Closing as follows:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform the Transaction Agreements and to carry out the transactions contemplated hereby.

(b)          The Transaction Agreements are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  The execution, delivery and performance of the Transaction Agreements executed and delivered by the Company pursuant hereto and the issuance and delivery of the Notes have been duly authorized by all necessary corporate or other action of the Company.  When, as and if issued in partial or full payment of amounts due under the Notes, the Company’s shares of common stock, par value $0.001 per share, (the “Shares”) so issued will be duly and validly issued, fully paid and non-assessable and free and clear of all liens and encumbrances, other than restrictions on transfer provided for in the Transaction Agreements or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.

(c)           The execution and delivery of the Transaction Agreements by the Company pursuant hereto, and the issuance and delivery of the Notes, do not and will not: (i) violate, conflict with, or result in a violation of, or constitute or result in a default or loss of any benefit under, any provision of the Amended and Restated Articles of Incorporation (the “Charter”), or bylaws of the Company, or cause the creation of any encumbrance upon any of its assets; (ii) violate, conflict with, or result in a violation of, or constitute a default under, any provision of any applicable law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency of competent jurisdiction; (iii) require from the Company any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party; or (iv) violate, conflict with, or result in a violation of, or constitute or result in a default under, accelerate any obligation under, or give rise to a right of termination of, any material contract, agreement, permit, license, authorization or other obligation to which the Company is a party or by which the Company or any of its assets are bound, in each case except as would not be reasonably expected to have a Material Adverse Effect (defined below).

(d)          Assuming the accuracy of the representations and warranties of Investor in this Agreement, the Notes and, if applicable, the Shares, will be issued in compliance with all applicable federal and state securities laws.

(e)           The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (as defined below).  As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United Stated Securities and Exchange Commission (the “Commission”) promulgated thereunder.  “Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and its consolidated subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Notes or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

(f)           The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(g)          Attached hereto as Exhibit B-1 are the audited consolidated financial statements (including related notes thereto) of Bio-Quant, Inc. (“Bio-Quant”) and its subsidiaries for the two years ended December 31, 2008 and the unaudited consolidated financial statements (including any related notes thereto) of Bio-Quant for the nine months ended September 30, 2009 (collectively, the “Bio-Quant Financials”).  On December 14, 2009, the Company acquired Bio-Quant in a merger transaction, the material terms of which are set forth in the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2009.  Attached hereto as Exhibit B-2 are the unaudited pro forma condensed combined financial statements of the Company, as adjusted to give effect to the acquisition of Bio-Quant for the year ended December 31, 2008, and for the nine months ended and as of September 30, 2009 (the “Pro Forma Financials” and, together with the Bio-Quant Financials, the “Supplemental Financial Information”).

(h)          Since the date of the latest audited financial statements included within the SEC Reports and except as set forth in the Supplemental Financial Information or as specifically disclosed herein or in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company).

(i)           Assuming the accuracy of Investor’s representations and warranties set forth in Section 4 of this Agreement and the accuracy of the information disclosed in the Investor Suitability Questionnaire provided by Investor, no registration under the Securities Act is required for the offer and sale of the Notes (and any Shares issuable thereunder) by the Company to Investor under the Transaction Agreements.

4.           Representations and Warranties.  Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)           Investor understands that the offering and sale of the Notes (and any Shares issuable thereunder) are intended to be exempt from registration under the Securities Act as a private placement of securities by virtue of Section 4(2) of the Securities Act, and in accordance therewith and in furtherance thereof, Investor represents and warrants and agrees as follows:

(i)           Investor has been afforded an opportunity to review information relating to the Company, the Company’s business and finances, the offering by the Company of the Notes (and any Shares issuable thereunder) and any and all other information deemed relevant by Investor in order to make an informed investment decision regarding the Notes (and any Shares issuable thereunder) (collectively, the “Information”), and has reviewed and received such Information and understands the Information and the Transaction Agreements;

(ii)          Investor acknowledges that all documents, records and books pertaining to this investment (including, without limitation, the Information) have been made available for inspection by Investor, Investor’s attorney, accountant or advisor(s);

(iii)         Investor and/or Investor’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons on behalf of the Company concerning the offering of the Notes (and any Shares issuable thereunder) and all such questions have been answered to the full satisfaction of Investor;

(iv)         No oral or written representations have been made other than as stated, or in addition to those stated, in the Information, and no oral or written information furnished to Investor or Investor’s advisors in connection with the offering of the Notes (and any Shares issuable thereunder) was in any way inconsistent with the information stated in the Information;

(v)          Investor is not subscribing for the Notes (or any Shares issuable thereunder) as a result of or subsequent to any advertisement, article, notice, other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company;

(vi)         If Investor is a natural person, Investor has reached the age of majority in the jurisdiction in which Investor resides;

(vi)        The address set forth below is Investor’s true and correct domicile;

(vii)       Investor has adequate means of providing for Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of the purchase of the Notes (including the potential repayment of the Notes in Shares) for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

(ix)         Investor has such knowledge and experience in financial, tax and business matters so as to enable Investor to utilize the information made available to Investor in connection with the offering of the Notes (and any Shares issuable thereunder) to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto;

(x)          Investor is not relying on the Company with respect to the legal, tax and other economic considerations of an investment and has obtained, or had the opportunity to obtain the advice of Investor’s own legal, tax and other advisors;

(xi)         Investor will not sell or otherwise transfer the Notes (or any Shares issuable thereunder) without registration under the Securities Act or applicable state securities laws or an exemption therefrom.  Neither the Notes nor any Shares issuable thereunder have been registered under the Securities Act or under the securities laws of any other jurisdiction.  Investor represents that Investor is purchasing the Notes (and any Shares issuable thereunder) for Investor’s own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act.  Investor has not offered or sold any portion of the Notes being acquired (or any Shares issuable thereunder) nor does Investor have any present intention of selling, distributing or otherwise disposing of any portion of the Notes (or any Shares issuable thereunder), either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act.  Investor is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; that the Company has no obligation to register Investor’s Notes (or any Shares issuable thereunder) or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of Investor’s Notes (or any Shares issuable thereunder);

(xii)        Investor (A) was not organized or reorganized for the specific purpose of acquiring the Notes (or any Shares issuable thereunder), (B) has made investments prior to the date hereof, and each beneficial owner thereof has and will share the same proportion in each investment and (C) Investor’s investment in the Company will not constitute more than forty percent (40%) of Investor’s total capital;

(xiii)       INVESTOR UNDERSTANDS AND ACKNOWLEDGES THAT HIS OR HER INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS WHO HAVE NO IMMEDIATE NEED FOR LIQUIDITY OF THE AMOUNT INVESTED, AND THAT SUCH INVESTMENT INVOLVES A RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF SUCH INVESTMENT; and

(xiv)       Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(b)          Investor’s overall commitment to investments which are not readily marketable is reasonable in relation to Investor’s net worth.

(c)          Investor hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including, without limitation, such additional information as the Company may deem appropriate with regard to Investor’s suitability.

(d)          Investor acknowledges:

(i)           In making an investment decision Investor has relied on Investor’s own examination of the Company and the terms of the offering of the Notes (and any Shares issuable thereunder), including the merits and risks involved.  THE NOTES (AND ANY SHARES ISSUABLE THEREUNDER) OFFERED IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INFORMATION OR THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;

(ii)          Investor, if executing the Transaction Agreements in a representative or fiduciary capacity, has full power and authority to execute and deliver the Transaction Agreements in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or other entity for whom Investor is executing the Transaction Agreements, and such individual, ward, partnership, trust, estate, corporation, limited liability company or other entity has full right and power to perform pursuant to the Transaction Agreements and make an investment in the Company; and

(iii)         The representations, warranties, and agreements of Investor contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Notes as if made on and as of such date and shall survive the execution and delivery of the Transaction Agreements and the purchase of the Notes.

(e)          Investor understands that the Notes being offered and sold (and any Shares issuable thereunder) to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Notes.

(f)           The Investor acknowledges that the Supplemental Financial Information attached hereto is confidential and may constitute material non-public information until such time as this information is publicly disclosed.  Investor further acknowledges that he/she has agreed to maintain such information in confidence and to not trade in Company securities on the basis of such information.

5.           Conditions to Closing.

(a)          The obligation of Investor to acquire Notes at the Closing is subject to the fulfillment of the following, on or prior to the date of Closing of the following (unless waived by Investor):

(i)           The representations and warranties of the Company contained in Section 3 herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of Closing, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii)          The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing and shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Notes, all of which shall be and remain so long as necessary in full force and effect.

(iii)         the Company shall deliver to the Investor:

(1)          this Agreement, duly executed by the Company; and

(2)          a facsimile copy of the Notes, in the name of the name of Investor as set forth on the signature page hereto, with the original Notes to be delivered as promptly as practicable following the Closing.

(b)           On or prior to the Closing, the Investor shall issue, deliver or cause to be delivered to the Company the following:

(i)           The representations and warranties of the Investor contained in Section 4 herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date of Closing, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii)          Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing and shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Notes, all of which shall be and remain so long as necessary in full force and effect.

(iii)         Investor shall deliver to the Company:

(1)          this Agreement, duly executed by Investor;

(2)          the Capital Commitment, in United States dollars and in immediately available funds, and completed Internal Revenue Service Form W-9 or, if applicable, W-8BEN; and

(3)          an executed and completed Investor Suitability Questionnaire, attached hereto as Exhibit C.

6.           Legend of Certificates; Transfer.  Each certificate evidencing the Notes and the Shares shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE, GIFT, TRANSFER OR OTHER DISPOSITION THEREOF OR OF ANY INTEREST THEREIN SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH SECURITIES ARE (I) REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES OR ‘BLUE SKY’ LAWS OR (II) EXEMPT FROM SUCH REGISTRATION.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a public distribution of Shares represented thereby) shall also bear such legends, unless in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restrictions contained herein.  Investor will not sell or otherwise transfer any Notes or Shares acquired by such Investor except pursuant to registration under the Securities Act or in accordance with an opinion of counsel satisfactory to the Company to the effect that registration under the Securities Act is not required in connection with such transfer.  The provisions of this Subscription Agreement shall be binding upon, and shall inure to the benefit of, Investor and all subsequent holders of the Notes or Shares who acquired such Notes or Shares directly or indirectly from Investor in a transaction or series of transactions not involving any public offering.

7.           Indemnification.  Investor agrees to indemnify and hold harmless the Company its officers, members, directors, employees, consultants, advisors, attorneys, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by Investor to comply with any covenant or agreement made by Investor herein or in any other document furnished by Investor to any of the foregoing in connection with this transaction.

8.           Irrevocability; Binding Effect; Entire Agreement.  Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by Investor, that, except as required by law, Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of Investor hereunder, and that this Agreement and such other agreements shall survive the death or disability of Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If Investor is more than one person, the obligations of Investor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.  The Transaction Agreements set forth the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

9.           Specific Performance.  The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

10.           Modification.  Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

11.           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

(a)           If to the Company, to:

NexMed, Inc.
6330 Nancy Ridge Drive, Suite 103
San Diego, California 92121
Attention:  Chief Executive Officer
Facsimile number: (858) 587-2131

or at such other address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Goodwin Procter LLP, 4365 Executive Drive, 3rd Floor, San Diego, California 92121, Attn.: Ryan Murr.

(b)           If to Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11).

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

12.         Assignability.  This Agreement and the rights and obligations hereunder are not transferable or assignable by the Investor.

13.         Applicable Law; Jurisdiction.  This Agreement shall be governed in all respects by the internal laws of the State of California without regard to conflict of laws provisions.  The parties hereto (i) designate the courts of the City and County of San Diego, California as the forum where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the exclusive jurisdiction and venue of such courts for the purpose of adjudicating all matters pertaining to this Agreement.

14.         Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

15.         Counterparts.  This Agreement may be executed by facsimile, in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

16.         Nature of Subscriber.  Investor is (check one):

☐	(a)	One or more individuals

☐	(b)	A corporation

☐	(c)	A partnership

☐	(d)	A trust

☐	(e)	Another entity or organization, namely

_____________________ (please specify)

17.         Limitations on Investment in Investment Companies.

If Investor is not an individual, initial the box below that correctly describes the application of the following statement to your situation: Investor would not, upon acquiring the Notes and Shares, have more than ten percent (10%) of its assets invested in one or more investment companies that rely solely on the exclusion from the definition of “investment company” provided in Section 3(c)(1)(A) of the Investment Company Act of 1940:*

☐	True

☐	False

If the “False” box is checked, Investor will as of the Closing have ___________ individual stockholders, partners or other record owners and non-individual stockholders, partners or other record owners.  Those non-individual stockholders, partners or other record owners to whom application of the above statement would be “False” have an aggregate of ___________ ultimate beneficial owners who are either individuals or to whom application of the above statement and the above statement would be “True.”

*	Section 3(c)(1)(A) provides, in pertinent part:

“[N]one of the following persons is an investment company. . .

(1)          Any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public offering of its securities.  For purposes of this paragraph:

(A)        Beneficial ownership by a company shall be deemed to be beneficial ownership by one person, except that, if such company owns 10 per centum or more of the outstanding voting securities of the issuer, the beneficial ownership shall be deemed to be that of the holders of such company’s outstanding securities (other than short-term paper) unless, as of the date of the most recent acquisition by such company of securities of that issuer, the value of all securities owned by such company of all issuers which are or would, but for the exception set forth in this subparagraph, be excluded from the definition of investment company solely by this paragraph, does not exceed 10 per centum of the value of the company’s total assets. . . .”

19.         Matters Relating to the Undersigned’s Ownership of the Shares.

(a)           All correspondence relating to Investor’s investment should be sent (check one):

☐	(i) to the address of Investor set forth on the signature page hereof

☐	(ii) to the following address:

(b)           Investor may be contacted by telephone at the following telephone numbers:

(i) Home telephone:	__________________________

(ii) Business telephone:	__________________________

(iii) Facsimile telephone:	__________________________

(c)           Investor may be contacted by electronic mail at the following email address:

SUBSCRIPTION AGREEMENT SIGNATURE PAGE
FOR INDIVIDUALS

IN WITNESS WHEREOF, the undersigned executed this Agreement this             21              day of                          January                          , 2010.

Capital Commitment	Jacob May
(principal amount of Note to be purchased):	Print Name

$1,500,000	/s/ Jacob May
Signature of Investor

Price per Share for repayment of Note:
Social Security / Taxpayer ID Number

0.36¢

Residence Address

If the purchaser has indicated that the Notes will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

Social Security Number

ACCEPTED AND AGREED:

NEXMED, INC.

By:	/s/ Mark Westgate
Name:	Mark Westgate
Title:	VP & CFO

Dated:	January 21 , 2010

SUBSCRIPTION AGREEMENT SIGNATURE PAGE
FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES

IN WITNESS WHEREOF, the undersigned has executed this Agreement this                     5th                      day of                 February                , 2010.

Capital Commitment	Leon May Trust I.
(principal amount of Note to be purchased):	u/w Mortimer May
Print Name of Partnership, Corporation, Trust or other Entity
250,000.00
	By:	/s/ Leon May
Price per Share for repayment of Note:		(Signature of Authorized Signatory)
Leon May Trust I.
0.40¢	Name:	u/w Mortimer May

Title:

Address: __________________________________________

Jurisdiction where organized: __________________________

Taxpayer Identification
Number: __________________________________________

Date of Formation: __________________________________

Address of Authorized Officer of Subscriber:

ACCEPTED AND AGREED:

NEXMED, INC.

By:	/s/ Mark Westgate
Name:	Mark Westgate
Title:	V.P. & CFO

Dated:	2/5/10 , 2010

SUBSCRIPTION AGREEMENT SIGNATURE PAGE
FOR INDIVIDUALS

IN WITNESS WHEREOF, the undersigned executed this Agreement this                   22nd      day of                    January                  , 2010.

Capital Commitment	Foun-Chung Fan
(principal amount of Note to be purchased):	Print Name

/s/ Foun-Chung Fan
$550,000	Signature of Investor

Social Security / Taxpayer ID Number
Price per Share for repayment of Note:

0.40¢

Residence Address

If the purchaser has indicated that the Notes will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

Social Security Number

ACCEPTED AND AGREED:

NEXMED, INC.

By:	/s/ Mark Westgate
Name:	Mark Westgate
Title:	VP & CFO

Dated:	January 21 , 2010

Exhibit A

Form of Note

- CONFIDENTIAL -

NOTE NON-DISCLOSURE AND NON-USE OBLIGATIONS

Exhibit B-1

Historical Bio-Quant Financials

- CONFIDENTIAL -

NOTE NON-DISCLOSURE AND NON-USE OBLIGATIONS

Exhibit B-2

Pro Forma Financials

Exhibit C

Investor Suitability Questionnaire